SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) ........................March 6, 2001

NORD RESOURCES CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	0-6202-2	84-0212139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

201 Third Street NW, Suite 1750
Albuquerque, New Mexico 87102
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(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:      (505) 766-9955

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(Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Accountant.

On March 6, 2001, the Registrant designated Meyners & Company, LLC, an independent member of the BDO Seidman Alliance, 500 Marquette Ave. NW, Suite 400, Albuquerque, New Mexico 87102 to act as certifying public accountant for the Registrant. Meyners & Company, LLC replaces the previous accountant, KPMG LLP, who resigned on January 29, 2001. On February 21, 2001, the Registrant filed a petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code 11U.S.C. Sect. 101, et seq. as case number 11-01-11160MA in the United States Bankruptcy Court, District of New Mexico, Albuquerque, New Mexico. The designation of Meyners & Company, LLC is subject to approval by the Bankruptcy Court.

The Registrant is a mining and development company which owns, and plans to develop, the Johnson Camp copper mine in Arizona. The Registrant trades on the OTC Bulletin Board, symbol NRDS.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORD RESOURCES CORPORATION
Date: March 12, 2001	By: /s/ John F. Champagne John F. Champagne President and Chief Executive Officer Nord Resources Corporation (Registrant)